UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2014

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Federal Express Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS.

Item 8.01.                      Other Events.

On January 9, 2014, FedEx Corporation issued $750,000,000 aggregate principal amount of its 4.000% Notes due 2024, $500,000,000 aggregate principal amount of its 4.900% Notes due 2034, and $750,000,000 aggregate principal amount of its 5.100% Notes due 2044.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-183989) by which those notes and related guarantees were registered.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.                      Financial Statements and Exhibits.

(d)                                           Exhibits.

Exhibit
Number	Description

1.1

Underwriting Agreement, dated January 6, 2014, among FedEx Corporation, the Significant Guarantors named therein and J.P. Morgan Securities LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, on behalf of themselves and as representatives of the several underwriters named therein.

4.1	Supplemental Indenture No. 5, dated as of January 9, 2014, between FedEx Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 4.000% Note due 2024 (included in Exhibit 4.1).

4.3	Form of 4.900% Note due 2034 (included in Exhibit 4.1).

4.4	Form of 5.100% Note due 2044 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Senior Managing Attorney — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: January 9, 2014	By:	/s/ Herbert C. Nappier
Herbert C. Nappier
Staff Vice President and Corporate Controller

Federal Express Corporation

Date: January 9, 2014	By:	/s/ Cathy D. Ross
Cathy D. Ross
Executive Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Description

1.1

Underwriting Agreement, dated January 6, 2014, among FedEx Corporation, the Significant Guarantors named therein and J.P. Morgan Securities LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, on behalf of themselves and as representatives of the several underwriters named therein.

4.1	Supplemental Indenture No. 5, dated as of January 9, 2014, between FedEx Corporation, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 4.000% Note due 2024 (included in Exhibit 4.1).

4.3	Form of 4.900% Note due 2034 (included in Exhibit 4.1).

4.4	Form of 5.100% Note due 2044 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Senior Managing Attorney — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).

E-1